Digital Media Solutions 4800 140th Ave N Suite 101 Clearwater, FL 33762 1 Vanessa Guzmán-Clark Via ContractWorks November 7, 2023 Re: Offer of Employment Dear Vanessa, Digital Media Solutions, Inc., together with its subsidiaries (collectively, the “Company”), is pleased to offer you a full-time exempt position as Chief Financial Officer (CFO), reporting to Joseph Marinucci, Chief Executive Officer (CEO), out of a remote work location. Your date of hire will be November 7, 2023 (the “Commencement Date”). Should you accept this offer, your compensation will be structured such that your base pay is $380,000 annually less applicable payroll deductions and withholdings. You will be paid in accordance with the Company’s customary payroll schedule then-currently in effect. Currently, Company salaries are paid on the 15th and the last working day of every month, except in the event that such a day falls on a weekend or holiday, in which case, you will be paid on the business day prior to such weekend or holiday. Payment of your salary is conditional on your compliance with all of the terms and obligations of your employment with the Company. This position is eligible for participation in short-term performance incentive (STI) plans the terms of which will be determined from time to time by the Compensation Committee of the Board. Payment of your salary and any STI is conditional on your performance associated with the terms and obligations of your employment with the Company. This position is also eligible for long-term equity incentive grants subject to and upon the approval of the Compensation Committee of the Company’s Board of Directors, with the terms and conditions of any such grants subject to the discretion of the Compensation Committee. In addition, your participation in the Non-Executive Key Employee Severance Plan will terminate effective the date of this letter and you will become a participant in the Company’s Executive Severance Plan. Digital Media Solutions has adopted a remote work office model. Employees will not be required to commute to a physical office location. Upon employment, employees will sign a ‘Telecommute Agreement’ electronically. As a full-time exempt employee, you will not accrue vacation time but rather work with your manager to coordinate and approve any paid time off. Paid time off is provided when an employee (a) schedules and takes vacation in a manner that ensures that all department and Company needs are met; (b) the employee maintains satisfactory performance and productivity levels; and (c) the employee has his or her manager’s prior approval to take such time off. You will accrue sick hours calculated on actual hours worked, with a maximum accrual balance of 80 sick hours. You will also be eligible to participate in our customary employee benefits, including health and

Digital Media Solutions 4800 140th Ave N Suite 101 Clearwater, FL 33762 2 related insurance, and 401(k) retirement benefits, all subject to participation requirements and provided in accordance with normal Company policies. Your position falls under the ‘Executive Tier’ meaning your benefit enrollments will be paid by the company, excluding voluntary benefits, which includes accident, additional long-term disability, additional Life AD&D, and legal services. You should note that the Company may modify or terminate benefits, from time to time, as it deems necessary or appropriate. As a condition of your employment, you will be required to abide by the Company’s general policies and rules of conduct as modified from time to time including standard provisions concerning your confidentiality and non-solicitation obligations to the Company, and all of the Company policies set out in the employee handbook. If you have not already done so, please disclose to the Company any and all conflicting employment restrictions and/or agreements relating to your prior employment that may affect your eligibility to be employed by the Company or limit the manner in which you may be employed, such as prior employment, compensation, non- competition or confidentiality agreements. Please note the Company may modify job titles, salaries, work location and benefits, from time to time, as it deems necessary. You recognize and understand that, in performing your duties and obligations for the Company and in consideration of the compensation you are eligible for hereunder, you will be expected to act with the business interests of the Company and not in any manner which would be detrimental to any of them. You therefore agree that from the Commencement Date and for six months after termination of your employment, without the prior written consent of the Company, you will not accept employment with, engage in any undertaking or have any financial interest in any person or entity with its principal place of business located within the United States which, in any way, competes with the Company in performance marketing. Further, you will not enter into any business relationship or interfere with the Company’s relationships with current or prospective suppliers, customers, investors, or business partners known or disclosed to you during the course of your employment with the Company. Notwithstanding the foregoing, nothing shall prevent you from owning a passive investment in securities listed on a public stock exchange or quotation system in the United States or Canada, so long as those securities do not represent more than 1% of the issued securities of any such class. Your employment relationship with the Company will be at-will. Therefore, you may terminate your employment with the Company at any time and for any reason whatsoever, simply by notifying the Company. Similarly, subject to the immediately following paragraph, the Company is free to conclude its employment relationship with you at any time, with or without cause, and with or without notice. Your acceptance of the offer does not create a contract of employment between the Company and you for any specified term. If your employment is terminated by the Company without Cause, or if you terminate your employment for Good Reason, you will be entitled to receive during the twelve-month period beginning on the date of such termination (the “Severance Payment Period”), your base salary, payable periodically in equal amounts at the same intervals as if the employment period had not ended. During the Severance Payment Period, subject to applicable law and your timely election of continuation coverage under Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will continue payment of the Company’s portion of premium costs for healthcare continuation coverage under COBRA at the same level of coverage that you were a participant prior to such termination of employment, subject to the terms and conditions of the

Digital Media Solutions 4800 140th Ave N Suite 101 Clearwater, FL 33762 3 applicable plans and policies as may be in effect at the time of your termination. Cause shall mean: (i) your violation of the Company’s current documented policies; (ii) your failure to substantially perform your duties under this Agreement; (iii) your failure to reasonably cooperate with any lawful investigation undertaken by the Company; (iv) your gross negligence or breach of fiduciary duty; (v) (A) your conviction under any local, state or federal statute which makes the performance of your duties impracticable or impossible, (B) your arrest for any criminal offense against the Company or its personnel, affiliates, or customers, or (C) your arrest for any other felony criminal offense which in the view of the Company may harm the reputation of the Company or any of its affiliates; (vi) your misconduct, gross incompetence or conduct incompatible with your duties hereunder, or prejudicial to the Company’s business; or (vii) your gross insubordination or willful disobedience to the lawful directions of management of the Company, provided in the case of clauses (vi) or (vii) that you have been given written notice thereof and have failed to correct such conduct forthwith. For purposes of this Agreement, “Good Reason” shall mean that you have complied with the “Good Reason Process” (hereinafter defined) following the occurrence of any of the following “Good Reasons”: (i) a material diminution in your responsibilities, authority or duties; (ii) a requirement that you relocate to a new geographic location outside of Florida in order to provide services to the Company, except for required travel for the Company’s business; (iii) a material breach of this Agreement by the Company; or (iv) any diminution in your Base Salary except for across-the-board salary reductions based on the Company’s financial performance applied equally, as a percentage of Base Salary, to all or substantially all senior management employees of the Company. “Good Reason Process” shall mean that (i) you discover and reasonably determine in good faith that a “Good Reason” condition has occurred; (ii) you notify the Company in writing of the first occurrence of the Good Reason condition within 60 days of your discovery thereof; (iii) you cooperate in good faith with the Company’s efforts, for a period not less than 30 days following such notice (the “Cure Period”), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist; and (v) you terminate your employment within 60 days after the end of the Cure Period. If the Company cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred. To ensure the rapid and economical resolution of disputes that may arise in connection with your employment, you and the Company agree that any and all disputes, claims, or causes of action, in law or equity, arising from or relating to the enforcement, breach, performance, or interpretation of this offer, the terms or conditions of your employment, or involving any other employee, officer, director, client, vendor, business partner, agent or professional representative, or occurring on Company property, shall be resolved under the laws of the State of Florida, by way of mediation administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Procedures. Prior to mediation, the parties agree to use their reasonable efforts to settle any dispute by negotiating in good faith to reach a solution satisfactory to all parties. If they do not reach a solution within sixty (60) days, then, upon written notice by either party, the parties agree to attempt to resolve the dispute by mediation as set forth herein. If mediation is unsuccessful, the parties agree to have such dispute settled by, and consent to the process of, arbitration, under the laws of the State of Florida, administered by the AAA in accordance with its Commercial Arbitration Rules in lieu of litigation, with judgment on the award rendered by one arbitrator entered in any court having jurisdiction and the parties irrevocably waive their right to litigate. The location of the negotiation, mediation or arbitration shall be in Pinellas or Hillsborough County, Florida, under the laws of the State of Florida, and each party shall assume their own costs,

Digital Media Solutions 4800 140th Ave N Suite 101 Clearwater, FL 33762 4 including attorneys’ fees. This letter forms the complete and exclusive statement of the terms of the offer of employment with the Company. The parties agree it is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and this letter entirely supersedes and replaces any and all prior or contemporaneous promises or representations, whether oral or written. This letter can only be modified in a written agreement signed by you and a duly authorized representative of the Company. We look forward to working with you. If you have any questions or concerns regarding this offer letter, please contact me at tbrown@dmsgroup.com. To accept this offer, please sign and date this letter in the space provided below and return a signed copy to us to the email provided. Sincerely, Tiffany Brown, PHR Senior Director of People Operations By electronically signing and dating this offer letter, I, Vanessa Guzmán-Clark, accept this job offer. ___________________________________ _______________________ Vanessa Guzmán-Clark Date 11/10/2023